Equity Accounted Investees and Joint Operations	12 Months Ended
Dec. 31, 2020
Disclosure of associates [abstract]
Equity Accounted Investees and Joint Operations
Note 8 - Equity Accounted Investees and Joint Operations

In July 2019, the Company and the Israel Infrastructure Fund, or IIF, completed the co-investment in Israel Broadband Company (2013) Ltd. (“IBC”). After completion of the transaction, the Company and IIF hold by jointly and equally owned limited partnership 70% of IBC's share capital. Therefore, the Company indirectly holds 35% of the voting rights of IBC and accounts for the investment by the equity method. After the report period, the transaction for Hot’s investment in IBC was completed, whereby the Company, as of such date, indirectly holds 23.3% of the equity and the voting rights in IBC.

Credit for IBC

In March 2020, IBC entered an agreement with an Israeli financial institution, under which IBC shall be awarded a credit line of up to ILS 350 million, to be repaid until December 31, 2032, for financing its business operation, including deployment of fiber-optic infrastructure in Israel. The agreement includes customary commercial terms and conditions. In addition, the Company and IIF undertook to provide IBC (through the limited partnership) an additional loan of ILS 50 million before 2021 year end. The Company and IIF provided in 2020 an amount of ILS 10 million out of the loan amount and in light of completing the Hot investment transaction, as set at note commitments.

For additional details, see Note 32(G), regarding commitments.

	As of December 31,
	2020	2019
	NIS millions
Investments in equity accounted investees:
Purchase of share capital	160	157
Share in losses of equity accounted investees	(18)	(4)
Other	(11)	(3)
	131	150